UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Duke Realty Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on April 25, 2012.

DUKE REALTY CORPORATION
DUKE REALTY CORPORATION ATTN: INVESTOR RELATIONS 600 EAST 96TH STREET-SUITE 100 INDIANAPOLIS, IN 46240

Meeting Information
Meeting Type: Annual Meeting
For holders as of: February 27, 2012
Date: April 25, 2012 Time: 3:00 PM EDT
Location: Conrad Indianapolis
50 West Washington Street Indianapolis, IN 46204
You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

ANNUAL REPORT TO SHAREHOLDERS      NOTICE AND PROXY STATEMENT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 11, 2012 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: If you would like to attend the annual meeting and vote in person, please contact the Company at (317) 808-6063 (Attention: Ms. Barb Jackson) for directions to the annual meeting. You are entitled to attend the annual meeting only if you were a shareholder as of the close of business on February 27, 2012 or hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. If you are not a shareholder of record, but hold shares through a broker, trustee or nominee, you must provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to February 27, 2012 or similar evidence of ownership. If you do not provide photo identification and comply with the others procedures outlined above, you will not be admitted to the annual meeting. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR the following proposals:
1. Election of Directors

 1a.  Thomas J. Baltimore, Jr

 1b.  William Cavanaugh III

 1c.  Alan H. Cohen

 1d.  Ngaire E. Cuneo

 1e.  Charles R. Eitel

 1f.   Martin C. Jischke, PhD

 1g.  Dennis D. Oklak

 1h.  Melanie R. Sabelhaus

 1i.   Peter M. Scott, III

 1j.   Jack R. Shaw

 1k.  Lynn C. Thurber

 1l.   Robert J. Woodward, Jr.

  2.    Resolved, that shareholders approve the compensation of the Company’s named executive officers as discussed and disclosed in the Compensation Discussion and Analysis, the executive compensation tables, and any narrative executive compensation disclosure contained in the Proxy Statement.

  3.    To ratify the reappointment of KPMG LLP as the Company’s independent public accountants for the fiscal year 2012.

NOTE: The Board of Directors may transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.